TRIP TECH, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2007
AND
THE THREE MONTHS ENDED MARCH 31, 2008

TRIP TECH, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

CONTENTS

PAGES	1-2	BASIS OF PRESENTATION

PAGES	3-4	UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF MARCH 31, 2008

PAGE	5	UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME AND COMPREHENSIVE INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2008

PAGE	6	UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME AND COMPREHENSIVE INCOME FOR THE YEAR ENDED DECEMBER 31, 2007

PAGE	7	NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

TRIP TECH, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements of Trip Tech, Inc. and Subsidiaries in the opinion of management include all material adjustments directly attributable to the share exchange contemplated by the Agreements. The unaudited pro forma condensed combined financial statements have been prepared based upon historical financial information of Trip Tech, Inc. (“Trip Tech”), and Skyace Group Limited and Subsidiaries (“Skyace”) giving effect to the transaction and other related adjustments described in these footnotes. Certain footnote disclosures normally included in the financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted as permitted by SEC rules and regulations. These unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

Trip Tech effected two separate forward splits of its stock, first in June 12, 2008 and then again in August 8, 2008 (the first one increased the shares of common stock from 10,190,000 to 15,091,139 (approximately 0.481 for 1), the second one from 15,091,139 to 30,182,278 (2 for 1 forward split). Pursuant to the terms of the share exchange, Gene Thompson, the sole officer and director of Trip Tech from Trip Tech’s inception through the Closing Date of the Share Exchange (August 12, 2008) cancelled 7,107,278 shares of common stock to get to 23,075,000 shares of common stock.

On August 12, 2008 (the “Closing Date”), Trip Tech, Inc., a Texas corporation entered into a Share Exchange Agreement (the “Exchange Agreement”) with Skyace and Pioneer Creation Holdings Limited (“PCH”), the sole stockholder of Skyace. As a result of the share exchange, Trip Tech acquired all of the issued and outstanding securities of Skyace from PCH in exchange for 76,925,000 newly-issued shares of Trip Tech’s common stock, par value $0.001 per share and 1,000,000 shares of Series A Preferred Stock, which such Preferred Shares shall automatically convert into 30,000,000 shares of Common Stock upon Trip Tech amending its Articles of Incorporation to sufficiently increase the number of authorized shares of Common Stock in order to effect such issuance. As of the Closing Date, PCH beneficially owns 82.25% of the voting capital stock of Trip Tech. As a result of the Exchange, Skyace became a wholly-owned subsidiary of Trip Tech.

See accompanying notes to unaudited pro forma condensed combined financial statements.

TRIP TECH, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

BASIS OF PRESENTATION (CONTINUED)

The unaudited pro forma condensed combined statements of income and comprehensive income combine the historical combined statements of income and comprehensive income of Trip Tech and combined statements of income and comprehensive income of Skyace, giving effect to the share exchange and other related events as if it had occurred on January 1, 2007 and January 1, 2008, the first day of Skyace’ fiscal year, and ended December 31, 2007 and March 31, 2008, respectively. The unaudited pro forma condensed combined balance sheet combines the historical balance sheet of Trip Tech and combined balance sheet of Skyace, giving to the effect of the share exchange and other related events as if it had been consummated on January 1, 2008.

See accompanying notes to unaudited pro forma condensed combined financial statements.

TRIP TECH, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET

		ASSETS

	TRIP TECH HISTORICAL (CONSOLIDATED) MAY 31, 2008	SKYACE HISTORICAL (COMBINED) MARCH 31, 2008	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

CURRENT ASSETS
Cash and cash equivalents	$32,754	$5,092,797	$-	$5,125,551
Accounts receivable	-	4,550,039	-	4,550,039
Inventories	-	1,973,756	-	1,973,756
Advance to suppliers	-	997,761	-	997,761
Other receivables and prepaid expenses	-	1,136,332	-	1,136,332
Deferred tax assets	-	109,650	-	109,650
Due from employees	-	3,983	-	3,983
Total current assets	32,754	13,844,318	-	13,877,072

Vessels, net	-	28,797,057	-	28,797,057
Equipment, net	-	215,027	-	215,027
Deferred drydock, net	-	8,845,165	-	8,845,165
Deposit	-	943,151	-	943,151
Deferred tax assets	-	5,312	-	5,312
Other intangible assets	-	3,560	-	3,560
Total long-term assets	-	38,809,272	-	38,809,272

TOTAL ASSETS	$32,754	$52,653,590	$-	$52,686,344

See accompanying notes to unaudited pro forma condensed combined financial statements.

TRIP TECH, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET

	LIABILITIES AND SHAREHOLDERS’ EQUITY

	TRIP TECH HISTORICAL (CONSOLIDATED) MAY 31, 2008	SKYACE HISTORICAL (COMBINED) MARCH 31, 2008	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
CURRENT LIABILITIES
Short-term bank loan	$-	$1,000,000	$-		$1,000,000
Current portion of long-term loans	-	2,811,672	-		2,811,672
Current portion of long-term notes payable	-	501,404	-		501,404
Current portion of capital lease obligation	-	924,574	-		924,574
Accounts payable	-	7,351,690	-		7,351,690
Advance from customers	-	608,808	-		608,808
Accrued expenses	-	1,244,134	-		1,244,134
Due to related parties	-	5,976,593	-		5,976,593
Taxes payable	-	136,774	-		136,774
Deferred revenue	-	53,702	-		53,702
Other current liabilities	-	1,434,776	-		1,434,776
Total current liabilities	-	22,044,127	-		22,044,127

LONG-TERM LIABILITIES
Long-term portion of bank loans	-	7,436,516	-		7,436,516
Long-term portion of notes payable	-	4,647,646	-		4,647,646
Total long-term liabilities	-	12,084,162	-		12,084,162

TOTAL LIABILITIES	-	34,128,289	-		34,128,289

SHAREHOLDERS’ EQUITY
Preferred stock	-	-	1,000	(1)	1,000
Common stock	10,190	-	89,810	(1)	100,000
Registered capital	-	2	(2)	(1)	-
Additional paid-in capital	84,560	3,397,065	(90,808)	(1)	3,390,817
Accumulated other comprehensive income	-	556,872	-		556,872
Retained earnings	(61,996)	14,571,362	-		14,509,366
Total Shareholders’ Equity	32,754	18,525,301	-		18,558,055

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$32,754	$52,653,590	$-		$52,686,344

See accompanying notes to unaudited pro forma condensed combined financial statements.

TRIP TECH, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF
INCOME AND COMPREHENSIVE INCOME

	TRIP TECH HISTORICAL THREE MONTHS ENDED MAY 31, 2008	SKYACE HISTORICAL THREE MONTHS ENDED MARCH 31, 2008	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

REVENUES	$-	$26,035,927	$-	$26,035,927

COST AND EXPENSES
Vessel expenses	-	16,725,997	-	16,725,997
Depreciation and amortization	-	1,976,831	-	1,976,831
General and administrative expenses	8,209	362,447	-	370,656
Total costs and expenses	8,209	19,065,275	-	19,065,275

INCOME FROM OPERATIONS	(8,209)	6,970,652	-	6,962,443

OTHER INCOME (EXPENSES)
Interest expense, net	-	(426,605)	-	(426,605)
Other income, net	-	293,041	-	293,041

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(8,209)	6,837,088	-	6,828,879

INCOME TAX EXPENSE	-	-	-	-

NET INCOME FROM CONTINUING OPERATIONS	(8,209)	6,837,088	-	6,828,879

GAIN (LOSS) FROM DISCONTINUED OPERATIONS	-	-	-	-

NET INCOME	(8,209)	6,837,088	-	6,828,879

OTHER COMPREHENSIVE INCOME	-	-	-	-

COMPREHENSIVE INCOME	(8,209)	6,837,088	-	6,828,879

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC	10,190,000	2	89,809,998	100,000,000

NET INCOME PER COMMON SHARE, BASIC	$(0.00)	$-	$-	$0.07

WEIGHTED AVERAGE SHARES OUTSTANDING, DILUTED	10,190,000	2	119,809,998	130,000,000

NET INCOME PER COMMON SHARE, DILUTED	$(0.00)	$-	$-	$0.05

See accompanying notes to unaudited pro forma condensed combined financial statements.

TRIP TECH, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2007

	TRIP TECH HISTORICAL	SKYACE HISTORICAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

REVENUES	$59	$70,279,209	$-	$70,279,268

COST AND EXPENSES
Vessel expenses	-	41,004,663	-	41,004,663
Service cost	-	2,596,981	-	2,596,981
Depreciation and amortization	-	7,193,627	-	7,193,627
General and administrative expenses	35,024	1,711,637	-	1,746,661
Total costs and expenses	35,024	52,506,908	-	52,541,932

INCOME FROM OPERATIONS	(34,965)	17,772,301	-	17,737,336

OTHER INCOME (EXPENSES)
Interest expense, net	-	(2,005,314)	-	(2,005,314)
Insurance income, net	-	945,996	-	945,996
Other income (expense), net	-	(34,297)	-	(34,297)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(34,965)	16,678,686	-	16,643,721

INCOME TAX EXPENSE	-	(66,086)	-	(66,086)

NET INCOME FROM CONTINUING OPERATIONS	(34,965)	16,612,600	-	16,577,635

DISCONTINUED OPERATIONS
Gain from disposition of discontinued operations	-	5,059,985	-	5,059,985
Loss from discontinued operations	-	(223,636)	-	(223,636)
Net gain from discontinued operations	-	4,836,349	-	4,836,349

NET INCOME	(34,965)	21,448,949	-	21,413,984

OTHER COMPREHENSIVE INCOME
Foreign currency translation income	-	187,607	-	187,607

COMPREHENSIVE INCOME	(34,965)	21,636,556	-	21,601,591

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC	10,190,000	2	89,809,998	100,000,000

NET INCOME PER COMMON SHARE, BASIC	$(0.00)	$-	$-	$0.21

WEIGHTED AVERAGE SHARES OUTSTANDING, DILUTED	10,190,000	2	119,809,998	130,000,000

NET INCOME PER COMMON SHARE, DILUTED	$(0.00)	$-	$-	$0.16

See accompanying notes to unaudited pro forma condensed combined financial statements.

TRIP TECH, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

Notes:

The following adjustments to the unaudited pro forma condensed combined financial statements are based on the assumption that the share exchange was consummated on January 1, 2008 and January 1, 2007, respectively.

(1)	Adjustment to eliminate the registered capital of Skyace as if the share exchange occurred on January 1, 2008 and January 1, 2007, respectively.

See accompanying notes to unaudited pro forma condensed combined financial statements.